AMENDMENT NO. 2 TO

                      MANAGEMENT AGREEMENT (INVESTOR CLASS)


         THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT (INVESTOR CLASS) is made as of the 1st day of August, 2001, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, American Century Investment Trust has added 3 new series, Diversified Bond Fund, Premium Money Market Fund, and High-Yield Fund; and

         WHEREAS, some of the funds have changed their names; and

         WHEREAS, the parties desire to amend the Agreement to add the new series and to reflect the name changes.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:


         1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

         2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 2.

         3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

         4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.




         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                        MUNICIPAL FUNDS
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST



                                    By:  ______________________________
                                    Name: David C. Tucker
                                    Title:  Senior Vice President of each



                                    Attest:  ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                        MANAGEMENT, INC.



                                    By:  ______________________________
                                    Name: William M. Lyons
                                    Title:    Executive Vice President



                                    Attest:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary






                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                               Date
---------------------------------------                               ----

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                    August 1, 1997
         California Insured Tax-Free Fund                        August 1, 1997
         California Intermediate-Term Tax-Free Fund              August 1, 1997
         California Limited-Term Tax-Free Fund                   August 1, 1997
         California Long-Term Tax-Free Fund                      August 1, 1997
         California Municipal Money Market Fund                  August 1, 1997
         California Tax-Free Money Market Fund                   August 1, 1997

American Century Government Income Trust
         Capital Preservation Fund                               August 1, 1997
         Ginnie Mae Fund (formerly GNMA Fund)                    August 1, 1997
         Government Agency Money Market Fund                     August 1, 1997
         Inflation-Adjusted Treasury Fund                        August 1, 1997
         Treasury Fund (formerly Intermediate-Term Treasury Fund)August 1, 1997
         Long-Term Treasury Fund                                 August 1, 1997
         Short-Term Government Fund                              August 1, 1997
         Short-Term Treasury Fund                                August 1, 1997

American Century International Bond Funds
         International Bond Fund                                 August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                 August 1, 1997
         Diversified Bond Fund                                   August 1, 2001
         Premium Money Market Fund                               August 1, 2001
         High-Yield Fund                                         August 1, 2001

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona           August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida           August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Money Market Fund                     August 1, 1997
         Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)August 1, 1997
         Limited-Term Tax-Free Fund                              August 1, 1997
         Long-Term Tax-Free Fund                                 August 1, 1997
         High-Yield Municipal Fund                               March 31, 1998
         Tax-Free Money Market Fund                              August 1, 1997





Registered Investment Company and Funds                               Date
---------------------------------------                               ----

American Century Quantitative Equity Funds
         Equity Growth Fund                                      August 1, 1997
         Global Gold Fund                                        August 1, 1997
         Global Natural Resources Fund                           August 1, 1997
         Income & Growth Fund                                    August 1, 1997
         Small Cap Quantitative Fund                               July 1, 1998
         Utilities Fund                                          August 1, 1997

American Century Target Maturities Trust
         Target 2000 Fund                                        August 1, 1997
         Target 2005 Fund                                        August 1, 1997
         Target 2010 Fund                                        August 1, 1997
         Target 2015 Fund                                        August 1, 1997
         Target 2020 Fund                                        August 1, 1997
         Target 2025 Fund                                        August 1, 1997
         Target 2030 Fund                                    September 16, 2000

American Century Variable Portfolios II, Inc.
         VP Prime Money Market Fund                          September 16, 2000


Dated:  August 1, 2001





                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Money Market Funds                  California Municipal Money Market Fund
                                    California Tax-Free Money Market Fund
                                    Capital Preservation Fund
                                    Florida Municipal Money Market Fund
                                    Government Agency Money Market Fund
                                    Prime Money Market Fund
                                    Tax-Free Money Market Fund
                                    VP Prime Money Market Fund
                                    Premium Money Market Fund

Bond Funds                          Arizona Municipal Fund (formerly Arizona
                                    Intermediate-Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Insured Tax-Free Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Limited-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                 Florida Municipal Bond Fund (formerly Florida
                                    Intermediate-Term Municipal Fund)
                                    Ginnie Mae Fund (formerly GNMA Fund)
                                    High-Yield Municipal Fund
                                    Inflation-Adjusted Treasury Fund
                                    Tax-Free Bond Fund (formerly
                                    Intermediate-Term Tax-Free Fund)
                                    Treasury Fund (formerly Intermediate-Term
                                    Treasury Fund)
                                    International Bond Fund
                                    Limited-Term Tax-Free Fund
                                    Long-Term Tax-Free Fund
                                    Long-Term Treasury Fund
                                    Short-Term Government Fund
                                    Short-Term Treasury Fund
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Diversified Bond Fund
                                    High-Yield Fund






Investment Category                 Series
-------------------                 ------

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund


Dated:  August 1, 2001






                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                            Capital Preservation Fund
                       Government Agency Money Market Fund

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.2500%
               Next $1 billion                    0.2070%
               Next $3 billion                    0.1660%
               Next $5 billion                    0.1490%
               Next $15 billion                   0.1380%
               Next $25 billion                   0.1375%
               Thereafter                         0.1370%


                                Schedule 2 Funds:
                      California Tax-Free Money Market Fund
                     California Municipal Money Market Fund
                       Florida Municipal Money Market Fund
                           Tax-Free Money Market Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2700%
                Next $1 billion                    0.2270%
                Next $3 billion                    0.1860%
                Next $5 billion                    0.1690%
                Next $15 billion                   0.1580%
                Next $25 billion                   0.1575%
                Thereafter                         0.1570%


                                Schedule 3 Funds:
                             Prime Money Market Fund
                           VP Prime Money Market Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3700%
                   Next $1 billion                    0.3270%
                   Next $3 billion                    0.2860%
                   Next $5 billion                    0.2690%
                   Next $15 billion                   0.2580%
                   Next $25 billion                   0.2575%
                   Thereafter                         0.2570%


                                Schedule 4 Funds:
                            Premium Money Market Fund

                    Category Assets                    Fee Rate
                    ---------------                    --------
                    First $1 billion                   0.2300%
                    Next $1 billion                    0.1870%
                    Next $3 billion                    0.1460%
                    Next $5 billion                    0.1290%
                    Next $15 billion                   0.1180%
                    Next $25 billion                   0.1175%
                    Thereafter                         0.1170%


                  Investment Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                            Short-Term Treasury Fund
            Treasury Fund (formerly Intermediate-Term Treasury Fund)
                             Long-Term Treasury Fund
                      California Limited-Term Tax-Free Fund
                   California Intermediate-Term Tax-Free Fund
                       California Long-Term Tax-Free Fund
                        California Insured Tax-Free Fund
 Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal Fund) Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal Fund)
                           Limited-Term Tax-Free Fund
          Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)
                             Long-Term Tax-Free Fund
                        Inflation-Adjusted Treasury Fund

           Category Assets                    Fee Rate
           ---------------                    --------
           First $1 billion                   0.2800%
           Next $1 billion                    0.2280%
           Next $3 billion                    0.1980%
           Next $5 billion                    0.1780%
           Next $15 billion                   0.1650%
           Next $25 billion                   0.1630%
           Thereafter                         0.1625%





                  Investment Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 2 Funds:
                      California High-Yield Municipal Fund

             Category Assets                    Fee Rate
             ---------------                    --------
             First $1 billion                   0.3100%
             Next $1 billion                    0.2580%
             Next $3 billion                    0.2280%
             Next $5 billion                    0.2080%
             Next $15 billion                   0.1950%
             Next $25 billion                   0.1930%
             Thereafter                         0.1925%


                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund
                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.3600%
                  Next $1 billion                    0.3080%
                  Next $3 billion                    0.2780%
                  Next $5 billion                    0.2580%
                  Next $15 billion                   0.2450%
                  Next $25 billion                   0.2430%
                  Thereafter                         0.2425%





                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 4 Funds:
                             International Bond Fund
                              Diversified Bond Fund

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.6100%
               Next $1 billion                    0.5580%
               Next $3 billion                    0.5280%
               Next $5 billion                    0.5080%
               Next $15 billion                   0.4950%
               Next $25 billion                   0.4930%
               Thereafter                         0.4925%


                                Schedule 5 Funds:
                            High-Yield Municipal Fund

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.4100%
               Next $1 billion                    0.3580%
               Next $3 billion                    0.3280%
               Next $5 billion                    0.3080%
               Next $15 billion                   0.2950%
               Next $25 billion                   0.2930%
               Thereafter                         0.2925%

                                Schedule 6 Funds:
                                 High-Yield Fund

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.6600%
               Next $1 billion                    0.6080%
               Next $3 billion                    0.5780%
               Next $5 billion                    0.5580%
               Next $15 billion                   0.5450%
               Next $25 billion                   0.5430%
               Thereafter                         0.5425%








                 Investment Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                                Global Gold Fund
                          Global Natural Resources Fund
                              Income & Growth Fund
                                 Utilities Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.5200%
                   Next $5 billion                    0.4600%
                   Next $15 billion                   0.4160%
                   Next $25 billion                   0.3690%
                   Next $50 billion                   0.3420%
                   Next $150 billion                  0.3390%
                   Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.7200%
                   Next $5 billion                    0.6600%
                   Next $15 billion                   0.6160%
                   Next $25 billion                   0.5690%
                   Next $50 billion                   0.5420%
                   Next $150 billion                  0.5390%
                   Thereafter                         0.5380%


Dated:  August 1, 2001




                                    Exhibit D

                              Complex Fee Schedule

                  Complex Assets                     Fee Rate
                  --------------                     --------
                  First $2.5 billion                 0.3100%
                  Next $7.5 billion                  0.3000%
                  Next $15.0 billion                 0.2985%
                  Next $25.0 billion                 0.2970%
                  Next $50.0 billion                 0.2960%
                  Next $100.0 billion                0.2950%
                  Next $100.0 billion                0.2940%
                  Next $200.0 billion                0.2930%
                  Next $250.0 billion                0.2920%
                  Next $500.0 billion                0.2910%
                  Thereafter                         0.2900%


Dated:  August 1, 2001
HTML1DocumentEncodingutf-8                               AMENDMENT NO. 3 TO

                      MANAGEMENT AGREEMENT (INVESTOR CLASS)


         THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT (INVESTOR CLASS) is made as of the 3rd day of December, 2001, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies are parties to a certain Management Agreement (Investor Class) dated August 1, 1997, amended March 1, 1998, June 1, 1998, September 16, 2000 and August 1, 2001 (the "Agreement"); and

         WHEREAS, Short-Term Treasury Fund and Long-Term Tax-Free Fund have merged out of existence; and

         WHEREAS, Inflation-Adjusted Treasury Fund and Long-Term Treasury Fund have changed their names; and

         WHEREAS, the parties desire to amend the Agreement to reflect the changes.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:


                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 3.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.



         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                 AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                 MUNICIPAL FUNDS
                                 AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                 AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                 AMERICAN CENTURY INVESTMENT TRUST
                                 AMERICAN CENTURY MUNICIPAL TRUST
                                 AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                 AMERICAN CENTURY TARGET MATURITIES TRUST
                                 AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.



                                    By:  /*/David C. Tucker
                                    Name:  David C. Tucker
                                    Title:  Senior Vice President of each



                                    Attest:  /*/Janet A. Nash
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  /*/William M. Lyons
                                    Name:  William M. Lyons
                                    Title:    Executive Vice President



                                    Attest:  /*/Charles A. Etherington
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary







                                                     Exhibit A

                          Registered Investment Companies Subject to Management
                                         Agreement

Registered Investment Company and Funds                                Date

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                    August 1, 1997
         California Insured Tax-Free Fund                        August 1, 1997
         California Intermediate-Term Tax-Free Fund              August 1, 1997
         California Limited-Term Tax-Free Fund                   August 1, 1997
         California Long-Term Tax-Free Fund                      August 1, 1997
         California Municipal Money Market Fund                  August 1, 1997
         California Tax-Free Money Market Fund                   August 1, 1997

American Century Government Income Trust
         Capital Preservation Fund                               August 1, 1997
         Ginnie Mae Fund (formerly GNMA Fund)                    August 1, 1997
         Government Agency Money Market Fund                     August 1, 1997
         Inflation-Adjusted Bond Fund (formerly Inflation-       August 1, 1997
         Adjusted Treasury Fund)
         Treasury Fund (formerly Intermediate-Term Treasury Fund) August 1, 1997 Government Bond Fund (formerly Long-Term Treasury Fund) August 1, 1997
         Short-Term Government Fund                               August 1, 1997

American Century International Bond Funds
         International Bond Fund                                  August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                 August 1, 1997
         Diversified Bond Fund                                   August 1, 2001
         Premium Money Market Fund                               August 1, 2001

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona           August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida           August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Money Market Fund                     August 1, 1997
         Tax-Free Bond Fund (formerly Intermediate-Term
         Tax-Free Fund)                                          August 1, 1997
         Limited-Term Tax-Free Fund                              August 1, 1997
         High-Yield Municipal Fund                               March 31, 1998
         Tax-Free Money Market Fund                              August 1, 1997



Registered Investment Company and Funds                            Date

American Century Quantitative Equity Funds
         Equity Growth Fund                                      August 1, 1997
         Global Gold Fund                                        August 1, 1997
         Global Natural Resources Fund                           August 1, 1997
         Income & Growth Fund                                    August 1, 1997
         Small Cap Quantitative Fund                               July 1, 1998
         Utilities Fund                                          August 1, 1997

American Century Target Maturities Trust
         Target 2005 Fund                                        August 1, 1997
         Target 2010 Fund                                        August 1, 1997
         Target 2015 Fund                                        August 1, 1997
         Target 2020 Fund                                        August 1, 1997
         Target 2025 Fund                                        August 1, 1997
         Target 2030 Fund                                    September 16, 2000

American Century Variable Portfolios II, Inc.
         VP Prime Money Market Fund                          September 16, 2000


Dated:  December 3, 2001







                                                     Exhibit B

                                           Series Investment Categories

Investment Category                 Series

Money Market Funds                  California Municipal Money Market Fund
                                    California Tax-Free Money Market Fund
                                    Capital Preservation Fund
                                    Florida Municipal Money Market Fund
                                    Government Agency Money Market Fund
                                    Prime Money Market Fund
                                    Tax-Free Money Market Fund
                                    VP Prime Money Market Fund
                                    Premium Money Market Fund

Bond Funds                          Arizona Municipal Bond Fund (formerly
                                    Arizona Intermediate-Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Insured Tax-Free Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Limited-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Diversified Bond Fund
                                    Florida Municipal Bond Fund (formerly
                                    Florida Intermediate-Term Municipal Fund)
                                    Ginnie Mae Fund (formerly GNMA Fund)
                                    Government Bond Fund (formerly Long-Term
                                    Treasury Fund)
                                    High-Yield Municipal Fund
                                    Inflation-Adjusted Bond Fund (formerly
                                    Inflation-Adjusted Treasury Fund)
                                    International Bond Fund
                                    Limited-Term Tax-Free Fund
                                    Short-Term Government Fund
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Tax-Free Bond Fund (formerly Intermediate-
                                    Term Tax-Free Fund)
                                    Treasury Fund (formerly Intermediate-Term
                                    Treasury Fund)





Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund


Dated:  December 3, 2001






                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                            Capital Preservation Fund
                       Government Agency Money Market Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.2500%
                 Next $1 billion                    0.2070%
                 Next $3 billion                    0.1660%
                 Next $5 billion                    0.1490%
                 Next $15 billion                   0.1380%
                 Next $25 billion                   0.1375%
                 Thereafter                         0.1370%


                                Schedule 2 Funds:
                      California Tax-Free Money Market Fund
                     California Municipal Money Market Fund
                       Florida Municipal Money Market Fund
                           Tax-Free Money Market Fund

                Category Assets                    Fee Rate
                First $1 billion                   0.2700%
                Next $1 billion                    0.2270%
                Next $3 billion                    0.1860%
                Next $5 billion                    0.1690%
                Next $15 billion                   0.1580%
                Next $25 billion                   0.1575%
                Thereafter                         0.1570%


                                Schedule 3 Funds:
                             Prime Money Market Fund
                           VP Prime Money Market Fund

                Category Assets                    Fee Rate
                First $1 billion                   0.3700%
                Next $1 billion                    0.3270%
                Next $3 billion                    0.2860%
                Next $5 billion                    0.2690%
                Next $15 billion                   0.2580%
                Next $25 billion                   0.2575%
                Thereafter                         0.2570%


                                Schedule 4 Funds:
                            Premium Money Market Fund

                   Category Assets                    Fee Rate
                   First $1 billion                   0.2300%
                   Next $1 billion                    0.1870%
                   Next $3 billion                    0.1460%
                   Next $5 billion                    0.1290%
                   Next $15 billion                   0.1180%
                   Next $25 billion                   0.1175%
                   Thereafter                         0.1170%


                  Investment Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
            Treasury Fund (formerly Intermediate-Term Treasury Fund)
             Government Bond Fund (formerly Long-Term Treasury Fund)
                      California Limited-Term Tax-Free Fund
                   California Intermediate-Term Tax-Free Fund
                       California Long-Term Tax-Free Fund
                        California Insured Tax-Free Fund
 Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal Fund) Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal Fund)
                           Limited-Term Tax-Free Fund
          Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund) Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted Treasury Fund)

                   Category Assets                    Fee Rate
                   First $1 billion                   0.2800%
                   Next $1 billion                    0.2280%
                   Next $3 billion                    0.1980%
                   Next $5 billion                    0.1780%
                   Next $15 billion                   0.1650%
                   Next $25 billion                   0.1630%
                   Thereafter                         0.1625%



                  Investment Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 2 Funds:
                      California High-Yield Municipal Fund

                    Category Assets                    Fee Rate
                    First $1 billion                   0.3100%
                    Next $1 billion                    0.2580%
                    Next $3 billion                    0.2280%
                    Next $5 billion                    0.2080%
                    Next $15 billion                   0.1950%
                    Next $25 billion                   0.1930%
                    Thereafter                         0.1925%


                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund
                                 Target 2005 Fund
                                 Target 2010 Fund
                                 Target 2015 Fund
                                 Target 2020 Fund
                                 Target 2025 Fund
                                 Target 2030 Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.3600%
                 Next $1 billion                    0.3080%
                 Next $3 billion                    0.2780%
                 Next $5 billion                    0.2580%
                 Next $15 billion                   0.2450%
                 Next $25 billion                   0.2430%
                 Thereafter                         0.2425%




                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 4 Funds:
                             International Bond Fund
                              Diversified Bond Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.6100%
                  Next $1 billion                    0.5580%
                  Next $3 billion                    0.5280%
                  Next $5 billion                    0.5080%
                  Next $15 billion                   0.4950%
                  Next $25 billion                   0.4930%
                  Thereafter                         0.4925%


                                Schedule 5 Funds:
                            High-Yield Municipal Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.4100%
                  Next $1 billion                    0.3580%
                  Next $3 billion                    0.3280%
                  Next $5 billion                    0.3080%
                  Next $15 billion                   0.2950%
                  Next $25 billion                   0.2930%
                  Thereafter                         0.2925%

                                Schedule 6 Funds:
                                      None

                  Category Assets                    Fee Rate
                  First $1 billion                   0.6600%
                  Next $1 billion                    0.6080%
                  Next $3 billion                    0.5780%
                  Next $5 billion                    0.5580%
                  Next $15 billion                   0.5450%
                  Next $25 billion                   0.5430%
                  Thereafter                         0.5425%







                 Investment Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                                Global Gold Fund
                          Global Natural Resources Fund
                              Income & Growth Fund
                                 Utilities Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.5200%
                 Next $5 billion                    0.4600%
                 Next $15 billion                   0.4160%
                 Next $25 billion                   0.3690%
                 Next $50 billion                   0.3420%
                 Next $150 billion                  0.3390%
                 Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.7200%
                 Next $5 billion                    0.6600%
                 Next $15 billion                   0.6160%
                 Next $25 billion                   0.5690%
                 Next $50 billion                   0.5420%
                 Next $150 billion                  0.5390%
                 Thereafter                         0.5380%


Dated:  December 3, 2001







                                    Exhibit D

                              Complex Fee Schedule

                   Complex Assets                     Fee Rate
                   First $2.5 billion                 0.3100%
                   Next $7.5 billion                  0.3000%
                   Next $15.0 billion                 0.2985%
                   Next $25.0 billion                 0.2970%
                   Next $50.0 billion                 0.2960%
                   Next $100.0 billion                0.2950%
                   Next $100.0 billion                0.2940%
                   Next $200.0 billion                0.2930%
                   Next $250.0 billion                0.2920%
                   Next $500.0 billion                0.2910%
                   Thereafter                         0.2900%


Dated:  December 3, 2001
HTML1DocumentEncodingutf-8                               AMENDMENT NO. 2 TO

                      MANAGEMENT AGREEMENT (ADVISOR CLASS)


         THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT (ADVISOR CLASS) is made as of the 1st day of August, 2001, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies and the Investment Manager are parties to a certain Management Agreement (Advisor Class) dated August 1, 1997, as amended ("Agreement"); and

         WHEREAS, American Century Investment Trust has added 2 new series, Diversified Bond Fund and High-Yield Fund; and

         WHEREAS, some of the funds have changed their names; and

         WHEREAS, the parties desire to amend the Agreement to add the new series and reflect the name changes.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:


         1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

         2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 2.

         3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

         4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.





         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST



                                    By:  ______________________________
                                    Name:  David C. Tucker
                                    Title:  Senior Vice President of each



                                    Attest:  ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  ______________________________
                                    Name:  William M. Lyons
                                    Title:    Executive Vice President



                                    Attest:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary






                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                Date
---------------------------------------                                ----

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                     August 1, 1997
         Government Agency Money Market Fund                      August 1, 1997
         Treasury Fund (formerly Intermediate-Term Treasury Fund) August 1, 1997
         Long-Term Treasury Fund                                  August 1, 1997
         Short-Term Government Fund                               August 1, 1997
         Short-Term Treasury Fund                                 August 1, 1997

American Century International Bond Funds
         International Bond Fund                                  August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                   June 1, 1998
         Diversified Bond Fund                                   August 1, 2001
         High-Yield Fund                                         August 1, 2001

American Century Quantitative Equity Funds
         Equity Growth Fund                                      August 1, 1997
         Global Gold Fund                                        August 1, 1997
         Global Natural Resources Fund                           August 1, 1997
         Income & Growth Fund                                    August 1, 1997
         Small Cap Quantitative Fund                               July 1, 1998
         Utilities Fund                                          August 1, 1997

American Century Target Maturities Trust
         Target 2000 Fund                                        August 1, 1997
         Target 2005 Fund                                        August 1, 1997
         Target 2010 Fund                                        August 1, 1997
         Target 2015 Fund                                        August 1, 1997
         Target 2020 Fund                                        August 1, 1997
         Target 2025 Fund                                        August 1, 1997
         Target 2030 Fund                                    September 16, 2000



Dated:  August 1, 2001






                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Money Market Funds                  Government Agency Money Market Fund
                                    Prime Money Market Fund

Bond Funds                          Ginnie Mae Fund (formerly GNMA Fund)
                                    Treasury Fund (formerly Intermediate-Term
                                    Treasury Fund)
                                    International Bond Fund
                                    Long-Term Treasury Fund
                                    Short-Term Government Fund
                                    Short-Term Treasury Fund
                                    Target 2000 Fund
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Diversified Bond Fund
                                    High-Yield Fund

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund


Dated:  August 1, 2001






                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                       Government Agency Money Market Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.2500%
                   Next $1 billion                    0.2070%
                   Next $3 billion                    0.1660%
                   Next $5 billion                    0.1490%
                   Next $15 billion                   0.1380%
                   Next $25 billion                   0.1375%
                   Thereafter                         0.1370%


                                Schedule 2 Funds:
                                      None

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.2700%
                   Next $1 billion                    0.2270%
                   Next $3 billion                    0.1860%
                   Next $5 billion                    0.1690%
                   Next $15 billion                   0.1580%
                   Next $25 billion                   0.1575%
                   Thereafter                         0.1570%


                                Schedule 3 Funds:
                             Prime Money Market Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3700%
                   Next $1 billion                    0.3270%
                   Next $3 billion                    0.2860%
                   Next $5 billion                    0.2690%
                   Next $15 billion                   0.2580%
                   Next $25 billion                   0.2575%
                   Thereafter                         0.2570%









                                Schedule 4 Funds:
                                      none

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2300%
                  Next $1 billion                    0.1870%
                  Next $3 billion                    0.1460%
                  Next $5 billion                    0.1290%
                  Next $15 billion                   0.1180%
                  Next $25 billion                   0.1175%
                  Thereafter                         0.1170%



                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                            Short-Term Treasury Fund
            Treasury Fund (formerly Intermediate-Term Treasury Fund)
                             Long-Term Treasury Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2800%
                  Next $1 billion                    0.2280%
                  Next $3 billion                    0.1980%
                  Next $5 billion                    0.1780%
                  Next $15 billion                   0.1650%
                  Next $25 billion                   0.1630%
                  Thereafter                         0.1625%


                                Schedule 2 Funds:
                                      None

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.3100%
                  Next $1 billion                    0.2580%
                  Next $3 billion                    0.2280%
                  Next $5 billion                    0.2080%
                  Next $15 billion                   0.1950%
                  Next $25 billion                   0.1930%
                  Thereafter                         0.1925%







                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund
                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3600%
                   Next $1 billion                    0.3080%
                   Next $3 billion                    0.2780%
                   Next $5 billion                    0.2580%
                   Next $15 billion                   0.2450%
                   Next $25 billion                   0.2430%
                   Thereafter                         0.2425%


                                Schedule 4 Funds:
                             International Bond Fund
                              Diversified Bond Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.6100%
                   Next $1 billion                    0.5580%
                   Next $3 billion                    0.5280%
                   Next $5 billion                    0.5080%
                   Next $15 billion                   0.4950%
                   Next $25 billion                   0.4930%
                   Thereafter                         0.4925%






                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                                      None

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.4100%
                  Next $1 billion                    0.3580%
                  Next $3 billion                    0.3280%
                  Next $5 billion                    0.3080%
                  Next $15 billion                   0.2950%
                  Next $25 billion                   0.2930%
                  Thereafter                         0.2925%

                                Schedule 6 Funds:
                                 High-Yield Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.6600%
                  Next $1 billion                    0.6080%
                  Next $3 billion                    0.5780%
                  Next $5 billion                    0.5580%
                  Next $15 billion                   0.5450%
                  Next $25 billion                   0.5430%
                  Thereafter                         0.5425%



                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                                Global Gold Fund
                          Global Natural Resources Fund
                            Income & Growth Fund
                                 Utilities Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.5200%
                  Next $5 billion                    0.4600%
                  Next $15 billion                   0.4160%
                  Next $25 billion                   0.3690%
                  Next $50 billion                   0.3420%
                  Next $150 billion                  0.3390%
                  Thereafter                        0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.7200%
                  Next $5 billion                    0.6600%
                  Next $15 billion                   0.6160%
                  Next $25 billion                   0.5690%
                  Next $50 billion                   0.5420%
                  Next $150 billion                  0.5390%
                  Thereafter                         0.5380%


Dated:  August 1, 2001




                                    Exhibit D

                              Complex Fee Schedule

                  Complex Assets                     Fee Rate
                  --------------                     --------
                  First $2.5 billion                 0.0600%
                  Next $7.5 billion                  0.0500%
                  Next $15.0 billion                 0.0485%
                  Next $25.0 billion                 0.0470%
                  Next $50.0 billion                 0.0460%
                  Next $100.0 billion                0.0450%
                  Next $100.0 billion                0.0440%
                  Next $200.0 billion                0.0430%
                  Next $250.0 billion                0.0420%
                  Next $500.0 billion                0.0410%
                  Thereafter                         0.0400%


Dated:  August 1, 2001
HTML1DocumentEncodingutf-8                               AMENDMENT NO. 3 TO

                      MANAGEMENT AGREEMENT (ADVISOR CLASS)


         THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT (ADVISOR CLASS) is made as of the 3rd day of December, 2001, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies and the Investment Manager are parties to a certain Management Agreement (Advisor Class) dated August 1, 1997, as amended ("Agreement"); and

         WHEREAS, Short-Term Treasury Fund has merged out of existence; and

         WHEREAS, Inflation-Adjusted Treasury Fund and Long-Term Treasury Fund have changed their names; and

         WHEREAS, the parties desire to amend the Agreement to reflect these changes.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:


                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 3.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.



         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST



                                    By:  /*/David C. Tucker
                                    Name:  David C. Tucker
                                    Title:  Senior Vice President of each



                                    Attest: /*/Janet A. Nash
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  /*/William M. Lyons
                                    Name:  William M. Lyons
                                    Title:    Executive Vice President



                                    Attest:  /*/Charles A. Etherington
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary










                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                               Date

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                    August 1, 1997
         Government Agency Money Market Fund                     August 1, 1997
         Treasury Fund (formerly Intermediate-Term Treasury Fund)August 1, 1997 Government Bond Fund (formerly Long-Term Treasury Fund) August 1, 1997
         Short-Term Government Fund                              August 1, 1997
         Inflation-Adjusted Bond Fund (formerly Inflation-
         Adjusted Treasury Fund)                                 August 1, 1997


American Century International Bond Funds
         International Bond Fund                                 August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                   June 1, 1998
         Diversified Bond Fund                                   August 1, 2001

American Century Quantitative Equity Funds
         Equity Growth Fund                                      August 1, 1997
         Global Gold Fund                                        August 1, 1997
         Global Natural Resources Fund                           August 1, 1997
         Income & Growth Fund                                    August 1, 1997
         Small Cap Quantitative Fund                               July 1, 1998
         Utilities Fund                                          August 1, 1997

American Century Target Maturities Trust
         Target 2005 Fund                                        August 1, 1997
         Target 2010 Fund                                        August 1, 1997
         Target 2015 Fund                                        August 1, 1997
         Target 2020 Fund                                        August 1, 1997
         Target 2025 Fund                                        August 1, 1997
         Target 2030 Fund                                    September 16, 2000



Dated:  December 3, 2001










                                    Exhibit B

                          Series Investment Categories

Investment Category        Series

Money Market Funds         Government Agency Money Market Fund
                           Prime Money Market Fund

Bond Funds                 Ginnie Mae Fund (formerly GNMA Fund)
                           Treasury Fund (formerly Intermediate-Term
                           Treasury Fund)
                           International Bond Fund
                           Government Bond Fund (formerly Long-Term Treasury
                           Fund)
                           Short-Term Government Fund
                           Inflation-Adjusted Bond Fund (formerly Inflation-
                           Adjusted Treasury Fund)
                           Target 2005 Fund
                           Target 2010 Fund
                           Target 2015 Fund
                           Target 2020 Fund
                           Target 2025 Fund
                           Target 2030 Fund
                           Diversified Bond Fund

Equity Funds               Equity Growth Fund
                           Global Gold Fund
                           Global Natural Resources Fund
                           Income & Growth Fund
                           Small Cap Quantitative Fund
                           Utilities Fund


Dated:  December 3, 2001










                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                       Government Agency Money Market Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.2500%
                 Next $1 billion                    0.2070%
                 Next $3 billion                    0.1660%
                 Next $5 billion                    0.1490%
                 Next $15 billion                   0.1380%
                 Next $25 billion                   0.1375%
                 Thereafter                         0.1370%


                                Schedule 2 Funds:
                                      None

                 Category Assets                    Fee Rate
                 First $1 billion                   0.2700%
                 Next $1 billion                    0.2270%
                 Next $3 billion                    0.1860%
                 Next $5 billion                    0.1690%
                 Next $15 billion                   0.1580%
                 Next $25 billion                   0.1575%
                 Thereafter                         0.1570%


                                Schedule 3 Funds:
                             Prime Money Market Fund

                 Category Assets                    Fee Rate
                 First $1 billion                   0.3700%
                 Next $1 billion                    0.3270%
                 Next $3 billion                    0.2860%
                 Next $5 billion                    0.2690%
                 Next $15 billion                   0.2580%
                 Next $25 billion                   0.2575%
                 Thereafter                         0.2570%







                                Schedule 4 Funds:
                                      none

                 Category Assets                    Fee Rate
                 First $1 billion                   0.2300%
                 Next $1 billion                    0.1870%
                 Next $3 billion                    0.1460%
                 Next $5 billion                    0.1290%
                 Next $15 billion                   0.1180%
                 Next $25 billion                   0.1175%
                 Thereafter                         0.1170%



                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
            Treasury Fund (formerly Intermediate-Term Treasury Fund)
             Government Bond Fund (formerly Long-Term Treasury Fund)
    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted Treasury Fund)

                  Category Assets                    Fee Rate
                  First $1 billion                   0.2800%
                  Next $1 billion                    0.2280%
                  Next $3 billion                    0.1980%
                  Next $5 billion                    0.1780%
                  Next $15 billion                   0.1650%
                  Next $25 billion                   0.1630%
                  Thereafter                         0.1625%


                                Schedule 2 Funds:
                                      None

                  Category Assets                    Fee Rate
                  First $1 billion                   0.3100%
                  Next $1 billion                    0.2580%
                  Next $3 billion                    0.2280%
                  Next $5 billion                    0.2080%
                  Next $15 billion                   0.1950%
                  Next $25 billion                   0.1930%
                  Thereafter                         0.1925%





                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund
                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.3600%
                  Next $1 billion                    0.3080%
                  Next $3 billion                    0.2780%
                  Next $5 billion                    0.2580%
                  Next $15 billion                   0.2450%
                  Next $25 billion                   0.2430%
                  Thereafter                         0.2425%


                                Schedule 4 Funds:
                             International Bond Fund
                              Diversified Bond Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.6100%
                  Next $1 billion                    0.5580%
                  Next $3 billion                    0.5280%
                  Next $5 billion                    0.5080%
                  Next $15 billion                   0.4950%
                  Next $25 billion                   0.4930%
                  Thereafter                         0.4925%



                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                                      None

                  Category Assets                    Fee Rate
                  First $1 billion                   0.4100%
                  Next $1 billion                    0.3580%
                  Next $3 billion                    0.3280%
                  Next $5 billion                    0.3080%
                  Next $15 billion                   0.2950%
                  Next $25 billion                   0.2930%
                  Thereafter                         0.2925%

                                Schedule 6 Funds:
                                      None

                  Category Assets                    Fee Rate
                  First $1 billion                   0.6600%
                  Next $1 billion                    0.6080%
                  Next $3 billion                    0.5780%
                  Next $5 billion                    0.5580%
                  Next $15 billion                   0.5450%
                  Next $25 billion                   0.5430%
                  Thereafter                         0.5425%



                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                                Global Gold Fund
                          Global Natural Resources Fund
                              Income & Growth Fund
                                 Utilities Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.5200%
                  Next $5 billion                    0.4600%
                  Next $15 billion                   0.4160%
                  Next $25 billion                   0.3690%
                  Next $50 billion                   0.3420%
                  Next $150 billion                  0.3390%
                  Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                  Category Assets                    Fee Rate
                  First $1 billion                   0.7200%
                  Next $5 billion                    0.6600%
                  Next $15 billion                   0.6160%
                  Next $25 billion                   0.5690%
                  Next $50 billion                   0.5420%
                  Next $150 billion                  0.5390%
                  Thereafter                         0.5380%


Dated:  December 3, 2001









                                    Exhibit D

                              Complex Fee Schedule

                  Complex Assets                     Fee Rate
                  First $2.5 billion                 0.0600%
                  Next $7.5 billion                  0.0500%
                  Next $15.0 billion                 0.0485%
                  Next $25.0 billion                 0.0470%
                  Next $50.0 billion                 0.0460%
                  Next $100.0 billion                0.0450%
                  Next $100.0 billion                0.0440%
                  Next $200.0 billion                0.0430%
                  Next $250.0 billion                0.0420%
                  Next $500.0 billion                0.0410%
                  Thereafter                         0.0400%


Dated:  December 3, 2001